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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): MAY 9, 2005



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202


                Michigan                                      38-1999511
   (State or other jurisdiction of                         (I.R.S. Employer
    incorporation or organization)                        Identification No.)

 25505 W. Twelve Mile Road, Suite 3000                        48034-8339
        Southfield, Michigan                                  (Zip Code)
(Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (248) 353-2700


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ITEM 7.01. REGULATION FD DISCLOSURE.

    Credit Acceptance Corporation is furnishing materials, included as Exhibit
99.1 to this report and incorporated herein by reference, which were prepared for inclusion on its investor relations website. Credit Acceptance Corporation is not undertaking to update these materials. This report should not be deemed an admission as to the materiality of any information contained in these materials.

The information furnished in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits.

         99.1     Materials added to website on or about May 9, 2005.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CREDIT ACCEPTANCE CORPORATION
                                           (Registrant)

                                           By: /s/ Kenneth S. Booth
                                           ------------------------
                                           Kenneth S. Booth
                                           Chief Financial Officer
                                           May 9, 2005



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                                INDEX OF EXHIBITS




        EXHIBIT NO.                       DESCRIPTION
        -----------                       -----------

           99.1      Website Materials added to website on or about May 9, 2005.